Exhibit 11 under Form N-1A
                                               Exhibit 23 under Item 601/Reg S-K


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Financial Highlights" and to the use of our report dated April 15, 1998, in Post-Effective Amendment Number 34 to the Registration Statement (Form N-1A No. 2-66437) and the related Prospectus of Edward D. Jones & Co. Daily Passport Cash Trust dated April 30, 1998.



By: /s/ Ernst & Young LLP


Pittsburgh, Pennsylvania
April 28, 1998